Security Information

security Purchased
Comparison Security
Comparison Security

CUSIP
448579102
524901105
74144T108

Issuer
Hyatt Hotels Holding
Legg Mason
T Rowe Price

Underwriters
Goldman Sachs, Deutsche Bank, JP Morgan,
Bank of America, Citigroup, HSBC, Loop
Capital Markets, MR Beal, Muriel Siebert,
Piper Jaffray, Robert Baird, Samuel A
Ramirez, Scotia Capital, UBS Securities,
Wells Fargo, Williams Capital Group
Citigroup, Goldman Sachs, Merrill Lynch
Goldman Sachs

Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years

Ticker
H
LM
TROW US

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A

Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A

Firm commitment underwriting?
Yes
Yes
Yes

Trade date/Date of Offering
11/4/2009
11/2/2009
10/23/2009

Total dollar amount of offering sold to QIBs
 $                                                   38,000,000
 $                                                 185,000,000
 $                                                 960,000,000

Total dollar amount of any concurrent public offering
 $                                                                  -
 $                                                                  -
 $                                                                  -

Total
 $                                                   38,000,000
 $                                                 185,000,000
 $                                                 960,000,000

Public offering price
 $                                                           25.00
 $                                                           18.50
 $                                                           24.00

Price paid if other than public offering price
 N/A
 N/A
 N/A

Underwriting spread or commission
0.56
3.44
N/A**

Rating
N/A
N/A
N/A

Current yield
N/A
N/A
N/A









Fund Specific Information








Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*

DWS Funds







DWS Balanced Fund
2,700
 $                     67,500
0.18%
12.00%
1.23%
11/5/2009

DWS Balanced VIP
700
 $                     17,500
0.05%
12.00%
1.32%
11/5/2009

DWS Capital Growth Fund
37,100
 $                   927,500
2.44%
12.00%
2.05%
11/5/2009

DWS Capital Growth VIP
15,700
 $                   392,500
1.03%
12.00%
2.11%
11/5/2009

Dws Global Thematic Fund
52,900
 $
1,322,500
3.48%
12.00%
1.68%
11/6/2009

DWS Global Thematic VIP
3,100
 $                     77,500
0.20%
12.00%
1.54%
11/6/2009

DWS Lifecyle Long Range
1,200
 $                     30,000
0.08%
12.00%
1.21%
11/5/2009

Total
113,400
 $
2,835,000
7.46%












^The Security and Fund Performance is
 calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



**Not available







Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
17275RAH5
00206RAR3
654902AB1
Issuer
CISCO SYSTEMS INC
AT&T INC
NOKIA CORP
Underwriters
Bank of America Merrill Lynch, Barclays,
Credit Suisse, Deutsche Bank, HSBC
Securities, JP Morgan, Blaylock, BNP
Paribas, ING, Standard Chartered Bank,
UBS
Bank of America, Citigroup, JP Morgan
Bank of America, Barclays, Credit Suisse,
JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CSCO 4.45 01/15/20
T 5.8 02/15/19
NOKIA 5 3/8 05/15/19
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/9/2009
1/29/2009
4/30/2009
Total amount of offering sold to QIBs
2,500,000,000
2,250,000,000
1,000,000,000
Total amount of any concurrent public offering
0
0
0
Total
2,500,000,000
2,250,000,000
1,000,000,000
Public offering price
99.852
99.689
99.075
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.45%
0.45%
0.45%
Rating
A1 / A+
A2 / A
A2 / A
Current yield
4.52%
5.59%
5.21%
Benchmark vs Spread (basis points)
100
300
237.5







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Balanced Fund
625,000
 $
624,075.00
0.02%
-1.76%
0.61%
12/31/2009
DWS Balanced VIP
175,000.00
 $
174,741.00
0.01%
-1.76%
0.74%
12/31/2009
DWS Bond VIP
480,000.00
 $
479,289.60
0.02%
-1.76%
0.36%
12/31/2009
DWS Core Fixed Income Fund
1,450,000.00
 $
1,447,854.00
0.06%
1.45%
0.94%
12/8/2009
DWS Core Plus Income Fund
1,170,000.00
 $
1,168,268.40
0.05%
-1.76%
0.26%
12/31/2009
DWS Global Bond Fund
500,000.00
 $
499,260.00
0.02%
-1.76%
-1.23%
12/31/2009
DWS Lifecycle Long Range Fund
380,000.00
 $
380,000.00
0.02%
-1.90%
0.82%
12/31/2009
DWS Strategic Income Fund
833,000.00
 $
831,767.16
0.03%
0.87%
0.65%
11/16/2009
DWS Strategic Income VIP
167,000.00
 $
166,752.84
0.01%
0.87%
0.70%
11/16/2009
Total
5,780,000
 $
5,772,008.00
0.23%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.









Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
FORTINET INC
SOLARWINDS
LOGMEIN
Issuer
34959E109
83416B109
54142L109
Underwriters
Deutsche Bank, JP Morgan, Morgan Stanley,
RBC Capital Markets, Robert Baird,
ThinkEquity Partners, JMP Securities, Signal
Hill Capital Group
Goldman Sachs, JP Morgan, Morgan Stanley
Barclays, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
FTNT
SWI
LOGM
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/18/2009
11/13/2009
11/19/2009
Total dollar amount of offering sold to QIBs
 $                                                   12,500,000
 $                                                 151,500,000
 $                                                 106,720,000
Total dollar amount of any concurrent public offering
 $                                                                  -
 $                                                                  -
 $                                                                  -
Total
 $                                                   12,500,000
 $                                                 151,500,000
 $                                                 106,720,000
Public offering price
 $                                                           12.50
 $                                                           12.50
 $                                                           16.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.88
0.84
1.02
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A







Fund Specific Information







Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds






DWS Balanced Fund
2,000
 $                     25,000
0.20%
32.96%
0.00%
11/18/2009
DWS Balanced VIP
500
 $                       6,250
0.05%
32.96%
0.00%
11/18/2009
DWS Global Opportunities Fund
18,700
 $                   233,750
1.87%
32.96%
0.00%
11/18/2009
DWS Global Opportunities VIP
6,000
 $                     75,000
0.60%
32.96%
0.00%
11/18/2009
DWS Lifecycle Long Range Fund
900
 $                     11,250
0.09%
32.96%
0.00%
11/18/2009
DWS Mid Cap Growth Fund
40,800
 $                   510,000
4.08%
32.96%
0.00%
11/18/2009
DWS Mid Cap Growth VIP
2,700
 $                     33,750
0.27%
32.96%
0.00%
11/18/2009
DWS Small Cap Growth Fund
9,800
 $                   122,500
0.98%
32.96%
0.00%
11/18/2009
DWS Small Cap Growth VIP
9,200
 $                   115,000
0.92%
32.96%
0.00%
11/18/2009
Total
90,600
 $
1,132,500
9.06%










^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.









Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
302203AA2
36155WAE6
458207AG2
Issuer
EXPRO FINANCE LUXEMBOURG
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Deutsche Bank, Goldman Sachs, Natixis
Securities, RBC
Calyon Securities, Deutsche Bank, Janney
Montgomery Scott, Morgan Stanley,
Oppenheimer, RBC
Bank of America, Barclays Capital, Credit
Suisse, Morgan Stanley, Deutsche Bank,
Goldman Sachs, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
EXPRO 8 1/2 12/15/16
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/14/2009
10/29/2009
10/14/2009
Total amount of offering sold to QIBs
1,400,000,000
425,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,400,000,000
425,000,000
500,000,000
Public offering price
96.207
99.170
99.166
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
2.00%
1.75%
Rating
B1 / B+
B2 / BB-
B3 / B+
Current yield
8.59%
8.37%
8.15%
Benchmark vs Spread (basis points)
622
533
521







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Balanced Fund
40,000
 $
38,482.80
0.00%
3.16%
-0.22%
12/31/2009
DWS High Income Fund
4,465,000
 $
4,641,034.44
0.32%
3.16%
1.10%
12/31/2009
DWS High Income Plus Fund
965,000
 $
928,397.55
0.07%
3.16%
1.30%
12/31/2009
DWS High Income Trust
560,000
 $
538,759.20
0.04%
3.16%
1.51%
12/31/2009
DWS High Income VIP
575,000
 $
553,190.25
0.04%
3.16%
1.08%
12/31/2009
DWS Lifecycle Long Range Fund
25,000
 $
24,051.75
0.00%
3.16%
-0.12%
12/31/2009
DWS Multi Market Income Trust
660,000
 $
634,966.20
0.05%
3.16%
1.11%
12/31/2009
DWS Strategic Income Fund
480,000
 $
461,793.60
0.03%
3.16%
0.00%
12/31/2009
DWS Strategic Income Trust
185,000
 $
177,982.95
0.01%
3.16%
1.17%
12/31/2009
DWS Strategic Income VIP
45,000
 $
43,293.15
0.00%
3.16%
0.00%
12/31/2009
Total
8,000,000
 $
8,041,951.89
0.57%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.









Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
18451QAA6
36155WAE6
458207AG2
Issuer
CLEAR CHANNEL WORLDWIDE
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Citigroup, Credit Suisse, Deutsche Bank,
Goldman Sachs, Morgan Stanley, Bank of
America, Barclays Capital, Moelis & Co
Calyon Securities, Deutsche Bank, Janney
Montgomery Scott, Morgan Stanley,
Oppenheimer, RBC
Bank of America, Barclays Capital, Credit
Suisse, Morgan Stanley, Deutsche Bank,
Goldman Sachs, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CCU 9 1/4 12/15/17
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/18/2009
10/29/2009
10/14/2009
Total amount of offering sold to QIBs
500,000,000
425,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
500,000,000
425,000,000
500,000,000
Public offering price
100.000
99.170
99.166
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.15%
2.00%
1.75%
Rating
B2 / B
B2 / BB-
B3 / B+
Current yield
9.00%
8.37%
8.15%
Benchmark vs Spread (basis points)
602
533
521







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Balanced Fund
15,000
 $
15,000.00
0.00%
2.00%
0.60%
12/31/2009
DWS High Income Fund
775,000
 $
775,000.00
0.16%
2.00%
0.60%
12/31/2009
DWS High Income Plus Fund
165,000
 $
165,000.00
0.03%
2.00%
0.66%
12/31/2009
DWS High Income Trust
95,000
 $
95,000.00
0.02%
2.00%
0.99%
12/31/2009
DWS High Income VIP
100,000
 $
100,000.00
0.02%
2.00%
0.87%
12/31/2009
DWS Lifecycle Long Range Fund
10,000
 $
10,000.00
0.00%
2.00%
0.61%
12/31/2009
DWS Multi Market Income Trust
115,000
 $
115,000.00
0.02%
2.00%
0.59%
12/31/2009
DWS Strategic Income Fund
80,000
 $
80,000.00
0.02%
2.00%
0.55%
12/31/2009
DWS Strategic Income Trust
30,000
 $
30,000.00
0.01%
2.00%
-0.22%
12/31/2009
DWS Strategic Income VIP
15,000
 $
15,000.00
0.00%
2.00%
0.67%
12/31/2009
Total
1,400,000
 $
1,400,000.00
0.28%










^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.









Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
18451QAB4
36155WAE6
458207AG2
Issuer
CLEAR CHANNEL WORLDWIDE
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Citigroup, Credit Suisse, Deutsche Bank,
Goldman Sachs, Morgan Stanley, Bank of
America, Barclays, Moelis & Co
Calyon Securities, Deutsche Bank, Janney
Montgomery Scott, Morgan Stanley,
Oppenheimer, RBC
Bank of America, Barclays, Credit Suisse,
Morgan Stanley, Deutsche Bank,  Goldman
Sachs, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CCU 9 1/4 12/15/17
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/18/2009
10/29/2009
10/14/2009
Total amount of offering sold to QIBs
2,000,000,000
425,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
2,000,000,000
425,000,000
500,000,000
Public offering price
100.000
99.170
99.166
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.15%
2.00%
1.75%
Rating
B2 / B
B2 / BB-
B3 / B+
Current yield
8.85%
8.37%
8.15%
Benchmark vs Spread (basis points)
602
533
521







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Balanced Fund
50,000
 $
50,000.00
0.00%
3.00%
0.60%
12/31/2009
DWS High Income Fund
3,100,000
 $
3,100,000.00
0.16%
3.00%
0.60%
12/31/2009
DWS High Income Plus Fund
675,000
 $
675,000.00
0.03%
3.00%
0.66%
12/31/2009
DWS High Income Trust
375,000
 $
375,000.00
0.02%
3.00%
0.99%
12/31/2009
DWS High Income VIP
400,000
 $
400,000.00
0.02%
3.00%
0.87%
12/31/2009
DWS Lifecycle Long Range Fund
30,000
 $
30,000.00
0.00%
3.00%
0.61%
12/31/2009
DWS Multi Market Income Trust
460,000
 $
460,000.00
0.02%
3.00%
0.59%
12/31/2009
DWS Strategic Income Fund
325,000
 $
325,000.00
0.02%
3.00%
0.55%
12/31/2009
DWS Strategic Income Trust
125,000
 $
125,000.00
0.01%
3.00%
-0.22%
12/31/2009
DWS Strategic Income VIP
60,000
 $
60,000.00
0.00%
3.00%
0.67%
12/31/2009
Total
5,600,000
 $
5,600,000.00
0.28%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is
listed.

Security Information

Comparison Security

Comparison Security

Security Purchased

CUSIP

302203AA2

18451QAA6

527298AN3

Issuer

EXPRO FINANCE LUXEMBOURG

CLEAR CHANNEL WORLDWIDE

LEVEL 3 FINANCING INC

Underwriters

DB, GS

CITI, CS, DB, GS

BAC, BCLY, CITI, CS, DB, JPM, MS

Years of continuous operation, including predecessors

> 3 years

> 3 years

> 3 years

Security

EXPRO 8 1/2 12/15/16

CCU 9 1/4 12/15/23

LVLT 10 02/01/18

Is the affiliate a manager or co-manager of offering?

N/A

N/A

Co-Manager

Name of underwriter or dealer from which purchased

N/A

N/A

BANK OF AMERICA

Firm commitment underwriting?

Yes

Yes

Yes

Trade date/Date of Offering

12/14/2009

12/18/2009

1/5/2010

Total amount of offering sold to QIBs

1,400,000,000

500,000,000

640,000,000

Total amount of any concurrent public offering

0

0

0

Total

1,400,000,000

500,000,000

640,000,000

Public offering price

96.210

98.320

97.982

Price paid if other than public offering price

N/A

N/A

N/A

Underwriting spread or commission

0.02%

0.02%

2.00%

Rating

B1/B+

B2/B

Caa1/CCC

Current yield

8.50

9.25

10.50

Benchmark vs Spread (basis points)

622

602

692

Fund Specific Information

DWS Funds

Total SharesAmount

$ Amount of
Purchase

% of Offering
Purchased by the
Fund

Security
Performance^

Fund
Performance^

Measurement
Date*

DWS High Income Trust

1,825,000

1,788,172$

0.28%

1.55%

0.43%

1/6/2010

DWS High Income VIP

395,000

387,029$

0.06%

1.55%

0.46%

1/6/2010

DWS High Income Fund

115,000

112,679$

0.02%

1.55%

0.55%

1/6/2010

DWS Strategic Income VIP

235,000

230,258$

0.04%

1.55%

0.45%

1/6/2010

DWS Lifecycle Long Range Fund

20,000

19,596$

0.00%

1.55%

0.12%

1/6/2010

DWS High Income Plus Fund

140,000

137,175$

0.02%

1.55%

0.43%

1/6/2010

DWS Strategic Income Fund

195,000

191,065$

0.03%

1.55%

0.43%

1/6/2010

DWS Multi Market Income Trust

40,000

39,193$

0.01%

1.55%

0.46%

1/6/2010

DWS Strategic Income Trust

35,000

34,294$

0.01%

1.55%

0.34%

1/6/2010

Total

3,000,000

2,905,166$

0.45%

^The Security and Fund Performance is
calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information

Comparison Security

Comparison Security

Security Purchased

CUSIP

695459AE7

92203PAD8

563571AG3

Issuer

PAETEC HOLDING CORP

VANGUARD HLT HDG LLC/INC

MANITOWOC CO INC

Underwriters

BAC, DB, CS

JPM, DB

BAC, DB, JPM, BNP, CS, MIZUHO

Years of continuous operation, including predecessors

> 3 years

> 3 years

> 3 years

Security

PAET 8 7/8 06/30/17

VANGUA 8 02/01/24

MTW 9 1/2 02/15/18

Is the affiliate a manager or co-manager of offering?

N/A

N/A

Co-Manager

Name of underwriter or dealer from which purchased

N/A

N/A

BANK OF AMERICA

Firm commitment underwriting?

Yes

Yes

Yes

Trade date/Date of Offering

1/7/2010

1/20/2010

5/10/2010

Total amount of offering sold to QIBs

300,000,000

950,000,000

400,000,000

Total amount of any concurrent public offering

0

0

0

Total

300,000,000

950,000,000

400,000,000

Public offering price

100.530

98.320

100.000

Price paid if other than public offering price

N/A

N/A

N/A

Underwriting spread or commission

0.02%

0.02%

2.00%

Rating

NR/NR

B3/CCC+

Caa1/BB-

Current yield

8.88

8.00

9.00

Benchmark vs Spread (basis points)

539

494

609

Fund Specific Information

DWS Funds

Total SharesAmount

$ Amount of
Purchase

% of Offering
Purchased by the
Fund

Security
Performance^

Fund
Performance^

Measurement
Date*

DWS High Income Fund

550,000

550,000$

0.14%

1.50%

0.00%

2/3/2010

DWS High Income Plus Fund

120,000

120,000$

0.03%

1.50%

0.00%

2/3/2010

DWS High Income Trust

70,000

70,000$

0.02%

1.50%

0.00%

2/3/2010

DWS High Income VIP

70,000

70,000$

0.02%

1.50%

0.00%

2/3/2010

DWS Lifecycle Long Range Fund

10,000

10,000$

0.00%

1.50%

0.00%

2/3/2010

DWS Multi Market Income Trust

85,000

85,000$

0.02%

1.50%

0.00%

2/3/2010

DWS Strategic Income Fund

60,000

60,000$

0.02%

1.50%

0.00%

2/3/2010

DWS Strategic Income Trust

25,000

25,000$

0.01%

1.50%

0.00%

2/3/2010

DWS Strategic Income VIP

10,000

10,000$

0.00%

1.50%

0.00%

2/3/2010

Total

1,000,000

990,000$

0.25%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

QWEST COMMUNICATIONS INTERNATIONAL INC



Security Information



Security Purchased



Comparison Security



Comparison Security



 CUSIP



749121CB3



18451QAA6



302203AA2



 Issuer



QWEST COMMUNICATIONS



CLEAR CHANNEL WORLDWIDE



EXPRO FINANCE LUXEMBOURG



 Underwriters



BAC, BCLY, CITI, DB, GS, JPM,
MS, WELLS, CS, SUNTRST



CITI, CS, DB, GS



DB, GS



 Years of continuous operation, including predecessors



> 3 years



> 3 years



> 3 years



 Security



QUS 7 1/8 04/01/18

CCU 9 1/4 12/15/23



EXPRO 8 1/2 12/15/16



 Is the affiliate a manager or co-manager of offering?



Co-Manager



N/A



N/A



 Name of underwriter or dealer from which purchased



N/A



N/A



 Firm commitment underwriting?



Yes



Yes



Yes



 Trade date/Date of Offering



1/7/2010



12/18/2009



12/14/2009



 Total dollar amount of offering sold to QIBs



800,000,000

500,000,000



1,400,000,000



 Total dollar amount of any concurrent public offering



 -



 -



 -



 Total



800,000,000

500,000,000



1,400,000,000



 Public offering price



98.44



98.32



96.21



 Price paid if other than public offering price



N/A



N/A



N/A



 Underwriting spread or commission



1.50%



0.02%



0.02%



 Rating



Ba3 /B+



B2/B



B1/B+



 Current yield



6.9



9.25



8.5



Fund Specific Information



DWS Funds



Total Shares

Amount



$ Amount of

Purchase



% of Offering

Purchased by



Security

Performance^



Fund

Performance^



Measurement

Date*



January 1



March 31, 2010



$



$



$



$



$



$



$



$



$



$



$



$



 Benchmark vs Spread (basis points)



378



602



622



DWS High Income Trust



350,000



344,540



0.04%



6.16%



3.69%



3/31/2010



$



DWS High Income VIP



355,000



349,462



0.04%



6.16%



2.55%



3/31/2010



$



DWS High Income Fund



2,770,000



2,726,788



0.35%



6.16%



2.77%



3/31/2010



$



DWS Strategic Income VIP



55,000



54,142



0.01%



6.16%



2.46%



3/31/2010



$



DWS Lifecycle Long Range Fund



30,000



29,532



0.00%



6.16%



2.04%



3/31/2010



$



DWS High Income Plus Fund



600,000



590,640



0.08%



6.16%



2.63%



3/31/2010



$



DWS Strategic Income Fund



295,000



290,398



0.04%



6.16%



2.51%



3/31/2010



$



DWS Multi Market Income Trust



425,000



418,370



0.05%



6.16%



3.62%



3/31/2010



$



DWS Strategic Income Trust



120,000



118,128



0.02%



6.16%



3.71%



3/31/2010



$



Total



5,000,000



4,922,000



0.63%



 ^The Security and Fund Performance is
calculated based on information provided by State Street Bank.



 *If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


TEEKAY CORP



Security Information



Security Purchased



Comparison Security



Comparison Security



 CUSIP



87900YAA1



18451QAA6



302203AA2



 Issuer



TEEKAY CORP



CLEAR CHANNEL WORLDWIDE



EXPRO FINANCE LUXEMBOURG



 Underwriters



 CITI, DB, JPM, BNP, ING



CITI, CS, DB, GS



DB, GS



 Years of continuous operation, including predecessors



> 3 years



> 3 years



> 3 years



 Security



TEEKAY CORP



CCU 9 1/4 12/15/23



EXPRO 8 1/2 12/15/16



 Is the affiliate a manager or co-manager of offering?



Co-Manager



N/A



N/A



 Name of underwriter or dealer from which purchased



N/A



N/A



 Firm commitment underwriting?



Yes



Yes



Yes



 Trade date/Date of Offering



1/15/2010



12/18/2009



12/14/2009



 Total dollar amount of offering sold to QIBs



450,000,000

500,000,000



1,400,000,000



 Total dollar amount of any concurrent public offering



 -



 -



 -



 Total



450,000,000

500,000,000



1,400,000,000



 Public offering price



99.18



98.32



96.21



 Price paid if other than public offering price



N/A



N/A



N/A



 Underwriting spread or commission



1.70%



0.02%



0.02%



 Rating



B1 /BB



B2/B



B1/B+



 Current yield



8.2



9.25



8.5



Fund Specific Information



DWS Funds



Total Shares

Amount



$ Amount of

Purchase



% of Offering

Purchased by



Security

Performance^



Fund

Performance^



Measurement

Date*



January 1



March 31, 2010



$



$



$



$



$



$



$



$



$



$



$



$



 Benchmark vs Spread (basis points)



492



602



622



DWS High Income Trust



40,000



39,672



0.01%



2.59%



0.00%



1/15/2010



$



DWS High Income VIP



80,000



79,344



0.02%



2.59%



0.00%



1/15/2010



$



DWS High Income Fund



605,000



600,039



0.13%



2.59%



0.00%



1/15/2010



$



DWS Strategic Income VIP



10,000



9,918



0.00%



2.59%



0.00%



1/15/2010



$



DWS Lifecycle Long Range Fund



10,000



9,918



0.00%



2.59%



0.00%



1/15/2010



$



DWS High Income Plus Fund



130,000



128,934



0.03%



2.59%



0.00%



1/15/2010



$



DWS Strategic Income Fund



65,000



64,467



0.01%



2.59%



0.00%



1/15/2010



$



DWS Multi Market Income Trust



45,000



44,631



0.01%



2.59%



0.00%



1/15/2010



$



DWS Strategic Income Trust



15,000



14,877



0.00%



2.59%



0.00%



1/15/2010



$



Total



1,000,000



991,800



0.22%



 ^The Security and Fund Performance is
calculated based on information provided by State Street Bank.



 *If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


VANGUARD HEALTH HLDG CO



Security Information



Security Purchased



Comparison Security



Comparison Security



 CUSIP



92203PAD8



18451QAA6



302203AA2



 Issuer



VANGUARD HEALTH HLDG CO



CLEAR CHANNEL WORLDWIDE



EXPRO FINANCE LUXEMBOURG



 Underwriters



BAC, BCLY, CITI, DB, GS, MS



CITI, CS, DB, GS



DB, GS



 Years of continuous operation, including predecessors



> 3 years



> 3 years



> 3 years



 Security



VANGUA 8 2018

CCU 9 1/4 12/15/23



EXPRO 8 1/2 12/15/16



 Is the affiliate a manager or co-manager of offering?



N/A



N/A



 Name of underwriter or dealer from which purchased



N/A



N/A



 Firm commitment underwriting?



Yes



Yes



Yes



 Trade date/Date of Offering



1/20/2010



12/18/2009



12/14/2009



 Total dollar amount of offering sold to QIBs



950,000,000

500,000,000



1,400,000,000



 Total dollar amount of any concurrent public offering



 -



 -



 -



 Total



950,000,000

500,000,000



1,400,000,000



 Public offering price



98.56



98.32



96.21



 Price paid if other than public offering price



N/A



N/A



N/A



 Underwriting spread or commission



2.00%



0.02%



0.02%



 Rating



B3 / CCC+



B2/B



B1/B+



 Current yield



8.2



9.25



8.5



Fund Specific Information



DWS Funds



Total Shares

Amount



$ Amount of

Purchase



% of Offering

Purchased by



Security

Performance^



Fund

Performance^



Measurement

Date*



January 1



March 31, 2010



$



$



$



$



$



$



$



$



$



$



$



$



 Benchmark vs Spread (basis points)



494



602



622



DWS High Income Trust



425,000



418,880



0.04%



-0.11%



3.48%



3/31/2010



$



DWS High Income VIP



430,000



423,808



0.05%



-0.11%



2.40%



3/31/2010



$



DWS High Income Fund



3,320,000



3,272,192



0.35%



-0.11%



2.77%



3/31/2010



$



DWS Strategic Income VIP



65,000



64,064



0.01%



-0.11%



2.03%



3/31/2010



$



DWS Lifecycle Long Range Fund



30,000



29,568



0.00%



-0.11%



1.91%



3/31/2010



$



DWS High Income Plus Fund



715,000



704,704



0.08%



-0.11%



2.94%



3/31/2010



$



DWS Strategic Income Fund



360,000



354,816



0.04%



-0.11%



2.08%



3/31/2010



$



DWS Multi Market Income Trust



515,000



507,584



0.05%



-0.11%



3.52%



3/31/2010



$



DWS Strategic Income Trust



140,000



137,984



0.01%



-0.11%



3.52%



3/31/2010



$



Total



6,000,000



5,913,600



0.63%



 ^The Security and Fund Performance is
calculated based on information provided by State Street Bank.



 *If a Fund executed multiple sales of a
security, the final sale date is listed. If a
 Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information



Security Purchased



Comparison Security



Comparison Security



 CUSIP



053773AK3



431318AJ3



563571AG3



 Issuer



AVIS BUDGET CAR RENTAL LLC



HILCORP ENERGY I/HILCORP



MANITOWOC COMPANY INC



 Underwriters



 BAC, BCLY, CITI, DB, JPM

BCLY, DB, JPM



BAC, DB, JPM



 Years of continuous operation, including predecessors



> 3 years



> 3 years



> 3 years



 Security



CAR 9 5/8 03/15/18

HILCRP 8 02/15/22



MTW 9 1/2 02/15/18



 Is the affiliate a manager or co-manager of offering?



Co-Manager



N/A



N/A



 Name of underwriter or dealer from which purchased



N/A



N/A



 Firm commitment underwriting?



Yes



Yes



Yes



 Trade date/Date of Offering



3/5/2010



2/3/2010



2/3/2010



 Total dollar amount of offering sold to QIBs



450,000,000

300,000,000



400,000,000



 Total dollar amount of any concurrent public offering



 -



 -



 -



 Total



450,000,000

300,000,000



400,000,000



 Public offering price



98.63



98.32



100.



 Price paid if other than public offering price



N/A



N/A



N/A



 Underwriting spread or commission



0.02%



0.02%



 Rating



B3 /B



B2/BB-



Caa1/BB-



 Current yield



9.1



8



9.5



Fund Specific Information



DWS Funds



Total Shares

Amount



$ Amount of

Purchase



% of Offering

Purchased by



Security

Performance^



Fund

Performance^



Measurement

Date*



January 1



March 31, 2010



$



$



$



$



$



$



$



$



$



$



$



$



 Benchmark vs Spread (basis points)



655



455



609



DWS High Income Trust



135,000



133,157

0.03%



5.95%



2.27%



3/31/2010



$



DWS High Income VIP



260,000



256,435



0.06%



5.95%



1.64%



3/31/2010



$



DWS High Income Fund



2,120,000



2,090,956



0.46%



5.95%



1.78%



3/31/2010



$



DWS Strategic Income VIP



45,000



44,384



0.01%



5.95%



1.09%



3/31/2010



$



DWS Lifecycle Long Range Fund



25,000



24,659



0.01%



5.95%



1.67%



3/31/2010



$



DWS High Income Plus Fund



470,000



463,561



0.10%



5.95%



1.72%



3/31/2010



$



DWS Strategic Income Fund



240,000



236,712



0.05%



5.95%



1.12%



3/31/2010



$



DWS Multi Market Income Trust



160,000



157,808



0.04%



5.95%



2.15%



3/31/2010



$



DWS Strategic Income Trust



45,000



44,383



0.01%



5.95%



2.19%



3/31/2010



$



Total



3,500,000



3,452,050



0.77%



 ^The Security and Fund Performance is calculated based on information provided by State Street Bank.



 *If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information



Security Purchased



Comparison Security



Comparison Security



 CUSIP



097751AS0



431318AJ3



563571AG3



 Issuer



BOMBARDIER INC



HILCORP ENERGY I/HILCORP



MANITOWOC COMPANY INC



 Underwriters



 DB, MS, UBS, BNP, CITI, RBC

BCLY, DB, JPM



BAC, DB, JPM



 Years of continuous operation, including predecessors



> 3 years



> 3 years



> 3 years



 Security



BOMB 7.5 2018

HILCRP 8 02/15/31



MTW 9 1/2 02/15/18



 Is the affiliate a manager or co-manager of offering?



Co-Manager



N/A



N/A



 Name of underwriter or dealer from which purchased



N/A



N/A



 Firm commitment underwriting?



Yes



Yes



Yes



 Trade date/Date of Offering



3/15/2010



2/3/2010



2/3/2010



 Total dollar amount of offering sold to QIBs



650,000,000

300,000,000



400,000,000



 Total dollar amount of any concurrent public offering



 -



 -



 -



 Total



650,000,000

300,000,000



400,000,000



 Public offering price



100



98.32



100.



 Price paid if other than public offering price



N/A



N/A



N/A



 Underwriting spread or commission



7.50%



0.02%



0.02%



 Rating



Ba2 /BB+



B2/BB-



Caa1/BB-



 Current yield



7.2



8



9.5



Fund Specific Information



DWS Funds



Total Shares

Amount



$ Amount of

Purchase



% of Offering

Purchased by



Security

Performance^



Fund

Performance^



Measurement

Date*



January 1



March 31, 2010



$



$



$



$



$



$



$



$



$



$



$



$



 Benchmark vs Spread (basis points)



415



455



609



DWS High Income Trust



140,000



140,000



0.02%



4.25%



1.28%



3/31/2010



$



DWS High Income VIP



135,000



135,000



0.02%



4.25%



1.04%



3/31/2010



$



DWS High Income Fund



1,105,000



1,105,000



0.17%



4.25%



1.12%



3/31/2010



$



DWS Strategic Income VIP



25,000



25,000



0.00%



4.25%



0.58%



3/31/2010



$



DWS Lifecycle Long Range Fund



10,000



10,000



0.00%



4.25%



1.06%



3/31/2010



$



DWS High Income Plus Fund



245,000



245,000



0.04%



4.25%



1.26%



3/31/2010



$



DWS Strategic Income Fund



125,000



125,000



0.02%



4.25%



0.47%



3/31/2010



$



DWS Multi Market Income Trust



170,000



170,000



0.03%



4.25%



1.06%



3/31/2010



$



DWS Strategic Income Trust



45,000



45,000



0.01%



4.25%



1.10%



3/31/2010



$



Total



2,000,000



2,000,000



0.31%




 ^The Security and Fund Performance is
calculated based on information provided by State Street Bank.



 *If a Fund executed multiple sales of a
 security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information



Security Purchased



Comparison Security



Comparison Security



 CUSIP



153527AG1



92203PAD8



695459AE7



 Issuer



CENTRAL GARDEN AND PET CO



VANGUARD HLT HDG LLC/INC



PAETEC HOLDING CORP



 Underwriters



JPM, OPCO, DB, SUNTRST



JPM, DB



BAC, DB, CS



 Years of continuous operation, including predecessors



> 3 years



> 3 years



> 3 years



 Security



CENT 8.25 2018

VANGUA 8 02/01/20



PAET 8 7/8 06/30/17



 Is the affiliate a manager or co-manager of offering?



Co-Manager



N/A



N/A



 Name of underwriter or dealer from which purchased



N/A



N/A



 Firm commitment underwriting?



Yes



Yes



Yes



 Trade date/Date of Offering



2/25/2010



1/20/2010



1/7/2010



 Total dollar amount of offering sold to QIBs



400,000,000

950,000,000



300,000,000



 Total dollar amount of any concurrent public offering



 -



 -



 -



 Total



400,000,000

950,000,000



300,000,000



 Public offering price



100



98.32



100.53



 Price paid if other than public offering price



N/A



N/A



N/A



 Underwriting spread or commission



2.00%



0.02%



0.02%



 Rating



 B2/B



B3/CCC+



NR/NR



 Current yield



8.1



8



8.875



Fund Specific Information



DWS Funds



Total Shares

Amount



$ Amount of

Purchase



% of Offering

Purchased by



Security

Performance^



Fund

Performance^



Measurement

Date*



January 1



March 31, 2010



$



$



$



$



$



$



$



$



$



$



$



$



 Benchmark vs Spread (basis points)



565



494



539



DWS High Income Trust



230,000



230,000



0.06%



1.38%



3.95%



3/31/2010



$



DWS High Income Fund



1,765,000



1,765,000



0.44%



1.38%



3.34%



3/31/2010



$



DWS Strategic Income VIP



35,000



35,000



0.01%



1.38%



2.03%



3/31/2010



$



DWS Lifecycle Long Range Fund



20,000



20,000



0.01%



1.38%



4.42%



3/31/2010



$



DWS High Income Plus Fund



385,000



385,000



0.10%



1.38%



3.67%



3/31/2010



$



DWS Strategic Income Fund



210,000



210,000



0.05%



1.38%



1.99%



3/31/2010



$



DWS Multi Market Income Trust



280,000



280,000



0.07%



1.38%



4.42%



3/31/2010



$



DWS Strategic Income Trust



75,000



75,000



0.02%



1.38%



3.70%



3/31/2010



$



Total



3,000,000



3,000,000



0.78%



 ^The Security and Fund Performance is
 calculated based on information provided by State Street Bank.



 *If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

 Security Information



Security Purchased



Comparison Security



Comparison Security



 CUSIP



723655AA4



431318AJ3



563571AG3



 Issuer



PIONEER DRILLING CO



HILCORP ENERGY I/HILCORP



MANITOWOC COMPANY INC



 Underwriters



BAC, GS, WELLS, DB, HSBC



BCLY, DB, JPM



BAC, DB, JPM



 Years of continuous operation, including predecessors



> 3 years



> 3 years



> 3 years



 Security



PDC 9.875 2018

HILCRP 8 02/15/44



MTW 9 1/2 02/15/18



 Is the affiliate a manager or co-manager of offering?



Co-Manager



N/A



N/A



 Name of underwriter or dealer from which purchased



N/A



N/A



 Firm commitment underwriting?



Yes



Yes



Yes



 Trade date/Date of Offering



3/4/2010



2/3/2010



2/3/2010



 Total dollar amount of offering sold to QIBs



250,000,000

300,000,000



400,000,000



 Total dollar amount of any concurrent public offering



 -



 -



 -



 Total



250,000,000

300,000,000



400,000,000



 Public offering price



99.75

98.32



100.



 Price paid if other than public offering price



N/A



N/A



N/A



 Underwriting spread or commission



2.50%



0.02%



0.02%



 Rating



B3 / B



B2/BB-



Caa1/BB-



 Current yield



10



8



9.5



Fund Specific Information



DWS Funds



Total Shares

Amount



$ Amount of

Purchase



% of Offering

Purchased by



Security

Performance^



Fund

Performance^



Measurement

Date*



January 1



March 31, 2010



$



$



$



$



$



$



$



$



$



$



$



$



 Benchmark vs Spread (basis points)



743



455



609



DWS High Income Trust



95,000



94,763



0.04%



2.09%



0.00%



3/4/2010



$



DWS High Income VIP



185,000



184,538



0.07%



2.09%



0.00%



3/4/2010



$



DWS High Income Fund



1,520,000



1,516,200



0.61%



2.09%



0.00%



3/4/2010



$



DWS Strategic Income VIP



30,000



29,925



0.01%



2.09%



0.00%



3/4/2010



$



DWS Lifecycle Long Range Fund



15,000



14,963



0.01%



2.09%



0.00%



3/4/2010



$



DWS High Income Plus Fund



335,000



334,163



0.13%



2.09%



0.00%



3/4/2010



$



DWS Strategic Income Fund



175,000



174,563



0.07%



2.09%



0.00%



3/4/2010



$



DWS Multi Market Income Trust



115,000



114,713



0.05%



2.09%



0.00%



3/4/2010



$



DWS Strategic Income Trust



30,000



29,925



0.01%



2.09%



0.00%



3/4/2010



$



Total



2,500,000



2,493,750



1.00%



 ^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.



 *If a Fund executed multiple sales of a
 security, the final sale date is listed.
 If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information



Security Purchased



Comparison Security



Comparison Security



 CUSIP



87311XAA6



431318AJ3



563571AG3



 Issuer



TW TELECOM HOLDINGS INC



HILCORP ENERGY I/HILCORP



MANITOWOC COMPANY INC



 Underwriters



CS, WELLS, CITI, DB, MS



BCLY, DB, JPM



BAC, DB, JPM



 Years of continuous operation, including predecessors



> 3 years



> 3 years



> 3 years



 Security



TWTC 8 2018

HILCRP 8 02/15/44



MTW 9 1/2 02/15/18



 Is the affiliate a manager or co-manager of offering?



Co-Manager



N/A



N/A



 Name of underwriter or dealer from which purchased



N/A



N/A



 Firm commitment underwriting?



Yes



Yes



Yes



 Trade date/Date of Offering



3/4/2010



2/3/2010



2/3/2010



 Total dollar amount of offering sold to QIBs



430,000,000

300,000,000



400,000,000



 Total dollar amount of any concurrent public offering



 -



 -



 -



 Total



430,000,000

300,000,000



400,000,000



 Public offering price



99.28



98.32



100.



 Price paid if other than public offering price



N/A



N/A



N/A



 Underwriting spread or commission



1.75%



0.02%



0.02%



 Rating



B2 / B-



B2/BB-



Caa1/BB-



 Current yield



7.8



8



9.5



Fund Specific Information



DWS Funds



Total Shares

Amount



$ Amount of

Purchase



% of Offering

Purchased by



Security

Performance^



Fund

Performance^



Measurement

Date*



January 1



March 31, 2010



$



$



$



$



$



$



$



$



$



$



$



$



 Benchmark vs Spread (basis points)



488



455



609



DWS High Income Trust



140,000



138,998



0.03%



2.94%



2.60%



3/31/2010



$



DWS High Income VIP



135,000



134,033



0.03%



2.94%



1.94%



3/31/2010



$



DWS High Income Fund



1,105,000



1,097,088



0.26%



2.94%



2.22%



3/31/2010



$



DWS Strategic Income VIP



25,000



24,821



0.01%



2.94%



1.17%



3/31/2010



$



DWS Lifecycle Long Range Fund



10,000



9,928



0.00%



2.94%



2.65%



3/31/2010



$



DWS High Income Plus Fund



245,000



243,246



0.06%



2.94%



2.03%



3/31/2010



$



DWS Strategic Income Fund



125,000



124,105



0.03%



2.94%



1.12%



3/31/2010



$



DWS Multi Market Income Trust



170,000



168,783



0.04%



2.94%



2.48%



3/31/2010



$



DWS Strategic Income Trust



45,000



44,678



0.01%



2.94%



2.50%



3/31/2010



$



Total



2,000,000



1,985,680



0.47%



 ^The Security and Fund Performance is
calculated based on information provided by State Street Bank.



 *If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information



Security Purchased



Comparison Security



Comparison Security



 CUSIP



053773AK3



431318AJ3



563571AG3



 Issuer



AVIS BUDGET CAR RENTAL LLC



HILCORP ENERGY I/HILCORP



MANITOWOC COMPANY INC



 Underwriters



 BAC, BCLY, CITI, DB, JPM

BCLY, DB, JPM



BAC, DB, JPM



 Years of continuous operation, including predecessors



> 3 years



> 3 years



> 3 years



 Security



CAR 9 5/8 03/15/18

HILCRP 8 02/15/22



MTW 9 1/2 02/15/18



 Is the affiliate a manager or co-manager of offering?



Co-Manager



N/A



N/A



 Name of underwriter or dealer from which purchased



N/A



N/A



 Firm commitment underwriting?



Yes



Yes



Yes



 Trade date/Date of Offering



3/5/2010



2/3/2010



2/3/2010



 Total dollar amount of offering sold to QIBs



450,000,000

300,000,000



400,000,000



 Total dollar amount of any concurrent public offering



 -



 -



 -



 Total



450,000,000

300,000,000



400,000,000



 Public offering price



98.63



98.32



100.



 Price paid if other than public offering price



N/A



N/A



N/A



 Underwriting spread or commission



0.02%



0.02%



 Rating



B3 /B



B2/BB-



Caa1/BB-



 Current yield



9.1



8



9.5



Fund Specific Information



DWS Funds



Total Shares

Amount



$ Amount of

Purchase



% of Offering

Purchased by



Security

Performance^



Fund

Performance^



Measurement

Date*



January 1



March 31, 2010



$



$



$



$



$



$



$



$



$



$



$



$



 Benchmark vs Spread (basis points)



655



455



609



DWS High Income Trust



135,000



133,157

0.03%



5.95%



2.27%



3/31/2010



$



DWS High Income VIP



260,000



256,435



0.06%



5.95%



1.64%



3/31/2010



$



DWS High Income Fund



2,120,000



2,090,956



0.46%



5.95%



1.78%



3/31/2010



$



DWS Strategic Income VIP



45,000



44,384



0.01%



5.95%



1.09%



3/31/2010



$



DWS Lifecycle Long Range Fund



25,000



24,659



0.01%



5.95%



1.67%



3/31/2010



$



DWS High Income Plus Fund



470,000



463,561



0.10%



5.95%



1.72%



3/31/2010



$



DWS Strategic Income Fund



240,000



236,712



0.05%



5.95%



1.12%



3/31/2010



$



DWS Multi Market Income Trust



160,000



157,808



0.04%



5.95%



2.15%



3/31/2010



$



DWS Strategic Income Trust



45,000



44,383



0.01%



5.95%



2.19%



3/31/2010



$



Total



3,500,000



3,452,050



0.77%



 ^The Security and Fund Performance is
 calculated based on information provided by State Street Bank.



 *If a Fund executed multiple sales of a
security, the final sale date is listed. If a
 Fund still held the security as of the quarter-end, the quarter-end date is listed.

 Security Information

Security Purchased

Comparison Security

Comparison Security

CUSIP

552953BP5

431318AJ3

563571AG3

Issuer

MGM MIRAGE

LCORP ENERGY I/HILCORP

MANITOWOC COMPANY INC

Underwriters

BAC, BCLY, BNP, CITI, DAIWA, DB

BCLY, DB, JPM

BAC, DB, JPM

Years of continuous operation, including predecessors

> 3 years

> 3 years

> 3 years

Security

MGM 9 2020

HILCRP 8 02/15/44

MTW 9 1/2 02/15/18

Is the affiliate a manager or co-manager of offering?

Co-Manager

N/A

N/A

Name of underwriter or dealer from which purchased

JP MORGAN

N/A

N/A

Firm commitment underwriting?

Yes

Yes

Yes

Trade date/Date of Offering

3/9/2010

2/3/2010

2/3/2010

Total amount of offering sold to QIBs

845,000,000

300,000,000

400,000,000

Total amount of any concurrent public offering

0

0

0

Total

845,000,000

300,000,000

400,000,000

Public offering price

100.000

98.320

100.000

Price paid if other than public offering price

N/A

N/A

N/A

Underwriting spread or commission

2.25%

0.02%

0.02%

Rating

B1/B

B2/BB-

Caaa1/BB-

Current yield

8.65

8.00

9.50

Benchmark vs Spread (basis points)

529

455

609

Fund Specific Information

DWS Funds

Total SharesAmount

$ Amount of
Purchase

% of Offering
Purchased by

Security
Performance^

Fund
Performance^

Measurement
Date*

DWS High Income Fund

1,315,000

1,315,000$

0.16%

3.00%

1.34%

3/31/2010

DWS High Income Plus Fund

400,000

400,000$

0.05%

3.00%

1.26%

3/31/2010

DWS High Income Trust

280,000

280,000$

0.03%

3.00%

1.72%

3/31/2010

DWS High Income VIP

145,000

145,000$

0.02%

3.00%

1.19%

3/31/2010

DWS Lifecycle Long Range Fund

85,000

85,000$

0.01%

3.00%

1.55%

3/31/2010

DWS Multi Market Income Trust

590,000

590,000$

0.07%

3.00%

1.61%

3/31/2010

DWS Strategic Income Fund

460,000

460,000$

0.05%

3.00%

0.69%

3/31/2010

DWS Strategic Income Trust

160,000

160,000$

0.02%

3.00%

1.64%

3/31/2010

DWS Strategic Income VIP

65,000

65,000$

0.01%

3.00%

0.75%

3/31/2010

Total

3,500,000

3,435,000$

0.41%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information



Security Purchased



Comparison Security



Comparison Security



 CUSIP



171871AM8



431318AJ3



563571AG3



 Issuer



CINCINNATI BELL INC



HILCORP ENERGY I/HILCORP



MANITOWOC COMPANY INC



 Underwriters



 BAC, BCLY, DB, MS, RBS,
WELLS

BCLY, DB, JPM



BAC, DB, JPM



 Years of continuous operation, including predecessors



> 3 years



> 3 years



> 3 years



 Security



CBB 8.75 2018



HILCRP 8 02/15/44



MTW 9 1/2 02/15/18



 Is the affiliate a manager or co-manager of offering?



Co-Manager



N/A



N/A



 Name of underwriter or dealer from which purchased



N/A



N/A



 Firm commitment underwriting?



Yes



Yes



Yes



 Trade date/Date of Offering



3/10/2010



2/3/2010



2/3/2010



 Total dollar amount of offering sold to QIBs



625,000,000

300,000,000



400,000,000



 Total dollar amount of any concurrent public offering



 -



 -



 -



 Total



625,000,000

300,000,000



400,000,000



 Public offering price



98.60



98.32



100.00

00

 Price paid if other than public offering price



N/A



N/A



N/A



 Underwriting spread or commission



2.00%



0.02%



0.02%



 Rating



B2 /B-



B2/BB-



Caa1/BB-



 Current yield



8.5



8



9.5



Fund Specific Information



DWS Funds



Total Shares

Amount



$ Amount of

Purchase



% of Offering

Purchased by



Security

Performance^



Fund

Performance^



Measurement

Date*



January 1



March 31, 2010



$



$



$



$



$



$



$



$



$



$



$



$



 Benchmark vs Spread (basis points)



565



455



609



DWS High Income Trust



1,295,000



1,276,870



0.20%



2.31%



1.50%



3/31/2010



$



DWS High Income VIP



350,000



345,100



0.06%



2.31%



1.19%



3/31/2010



$



DWS High Income Fund



3,155,000



3,110,830



0.50%



2.31%



1.34%



3/31/2010



$



DWS Strategic Income VIP



170,000



167,620



0.03%



2.31%



0.67%



3/31/2010



$



DWS Lifecycle Long Range Fund



95,000



93,670



0.01%



2.31%



1.18%



3/31/2010



$



DWS High Income Plus Fund



695,000



685,270



0.11%



2.31%



1.26%



3/31/2010



$



DWS Strategic Income Fund



735,000



724,710



0.12%



2.31%



0.69%



3/31/2010



$



DWS Multi Market Income Trust



1,185,000



1,168,410



0.19%



2.31%



1.50%



3/31/2010



$



DWS Strategic Income Trust



320,000



315,520



0.05%



2.31%



1.49%



3/31/2010



$



Total



8,000,000



7,888,000



1.26%



 ^The Security and Fund Performance is
calculated based on information provided by State Street Bank.



 *If a Fund executed multiple sales of a
 security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information



Security Purchased



Comparison Security



Comparison Security



 CUSIP



36186RAA8



431318AJ3



563571AG3



 Issuer



GMAC INC



HILCORP ENERGY I/HILCORP



MANITOWOC COMPANY INC



 Underwriters



 BAC, DB, MS, CITI, BNP, CS,
RBS

BCLY, DB, JPM



BAC, DB, JPM



 Years of continuous operation, including predecessors



> 3 years



> 3 years



> 3 years



 Security



GMAC 8 2020



HILCRP 8 02/15/44



MTW 9 1/2 02/15/18



 Is the affiliate a manager or co-manager of offering?



Co-Manager



N/A



N/A



 Name of underwriter or dealer from which purchased



N/A



N/A



 Firm commitment underwriting?



Yes



Yes



Yes



 Trade date/Date of Offering



3/10/2010



2/3/2010



2/3/2010



 Total dollar amount of offering sold to QIBs



1,900,000,000

300,000,000



400,000,000



 Total dollar amount of any concurrent public offering



 -



 -



 -



 Total



1,900,000,000

300,000,000



400,000,000



 Public offering price



98.32



98.32



100.



 Price paid if other than public offering price



N/A



N/A



N/A



 Underwriting spread or commission



0.50%



0.02%



0.02%



 Rating



B3 /B



B2/BB-



Caa1/BB-



 Current yield



8.1



8



9.5



Fund Specific Information



DWS Funds



Total Shares

Amount



$ Amount of

Purchase



% of Offering

Purchased by



Security

Performance^



Fund

Performance^



Measurement

Date*



January 1



March 31, 2010



$



$



$



$



$



$



$



$



$



$



$



$



 Benchmark vs Spread (basis points)



445.5



455



609



DWS High Income Trust



495,000



486,684



0.03%



4.25%



1.50%



3/31/2010



$



DWS High Income VIP



480,000



471,936



0.02%



4.25%



1.19%



3/31/2010



$



DWS High Income Fund



3,850,000



3,785,320



0.20%



4.25%



1.34%



3/31/2010



$



DWS Strategic Income VIP



80,000



78,656



0.00%



4.25%



0.67%



3/31/2010



$



DWS Lifecycle Long Range Fund



40,000



39,328



0.00%



4.25%



1.18%



3/31/2010



$



DWS High Income Plus Fund



850,000



835,720



0.04%



4.25%



1.26%



3/31/2010



$



DWS Strategic Income Fund



445,000



437,524



0.02%



4.25%



0.69%



3/31/2010



$



DWS Multi Market Income Trust



600,000



589,920



0.03%



4.25%



1.50%



3/31/2010



$



DWS Strategic Income Trust



160,000



157,312



0.01%



4.25%



1.49%



3/31/2010



$



Total



7,000,000



6,882,400



0.36%



 ^The Security and Fund Performance is
calculated based on information provided by State Street Bank.



 *If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased

Comparison Security

Comparison Security

CUSIP

50178TAA5

097751AS0

701081AS0

Issuer

LBI ESCROW CORP

BOMBARDIER INC

PARKER DRILLING CO

Underwriters

BAC, BCLY, CITI, CS, DB, JPM, MS

DB, MS, UBS

BAC, RBS, BCLY

Years of continuous operation, including predecessors

> 3 years

> 3 years

> 3 years

Security

LYO 8 2017

BOMB 7 1/2 03/15/20

PKD 9 1/8 04/01/18

Is the affiliate a manager or co-manager of offering?

Co-Manager

N/A

N/A

Name of underwriter or dealer from which purchased

BANK OF AMERICA

N/A

N/A

Firm commitment underwriting?

Yes

Yes

Yes

Trade date/Date of Offering

3/24/2010

3/15/2010

3/11/2010

Total amount of offering sold to QIBs

2,250,000,000

650,000,000

300,000,000

Total amount of any concurrent public offering

0

0

0

Total

2,250,000,000

650,000,000

300,000,000

Public offering price

100.000

98.320

100.000

Price paid if other than public offering price

N/A

N/A

N/A

Underwriting spread or commission

2.25%

0.02%

0.02%

Rating

Ba3e/ N/A

Ba2/BB+

B1/B+

Current yield

7.70

7.50

9.13

Benchmark vs Spread (basis points)

477

415

576

Fund Specific Information

DWS Funds

Total SharesAmount

$ Amount of
Purchase

% of Offering
Purchased by the

Security
Performance^

Fund
Performance^

Measurement
Date*

DWS High Income VIP

360,000

2,535,000$

0.11%

3.75%

0.43%

3/31/2010

DWS High Income Fund

2,535,000

570,000$

0.03%

3.75%

0.80%

3/31/2010

DWS Strategic Income VIP

100,000

360,000$

0.02%

3.75%

0.29%

3/31/2010

DWS Lifecycle Long Range Fund

100,000

100,000$

0.00%

3.75%

0.36%

3/31/2010

DWS High Income Plus Fund

570,000

760,000$

0.03%

3.75%

0.43%

3/31/2010

DWS Strategic Income Fund

830,000

830,000$

0.04%

3.75%

0.21%

3/31/2010

DWS Multi Market Income Trust

760,000

245,000$

0.01%

3.75%

0.46%

3/31/2010

DWS Strategic Income Trust

245,000

100,000$

0.00%

3.75%

0.17%

3/31/2010

Total

5,500,000

5,500,000$

0.24%

^The Security and Fund Performance is
calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a
 security, the final sale date is listed.
If a Fund still held the security as of the
 quarter-end, the quarter-end date is listed.
Security Information



Security Purchased



Comparison Security



Comparison Security



 CUSIP



690368AH8



097751AS0



701081AS0



 Issuer



OVERSEAS SHIPHOLDING



BOMBARDIER INC



PARKER DRILLING CO



 Underwriters



CITI, HSBC, MS, DB, GS, ING



DB, MS, UBS



BAC, RBS, BCLY



 Years of continuous operation, including predecessors



> 3 years



> 3 years



> 3 years



 Security



OSG 8 1/8 03/30/18

BOMB 7 1/2 03/15/20



PKD 9 1/8 04/01/18



 Is the affiliate a manager or co-manager of offering?



Co-Manager



N/A



N/A



 Name of underwriter or dealer from which purchased



N/A



N/A



 Firm commitment underwriting?



Yes



Yes



Yes



 Trade date/Date of Offering



3/24/2010



3/15/2010



3/11/2010



 Total dollar amount of offering sold to QIBs



300,000,000

650,000,000



300,000,000



 Total dollar amount of any concurrent public offering



 -



 -



 -



 Total



300,000,000

650,000,000



300,000,000



 Public offering price



98.56



98.32



100.



 Price paid if other than public offering price



N/A



N/A



N/A



 Underwriting spread or commission



1.75%



0.02%



0.02%



 Rating



Ba3 /BB-



Ba2/BB+



B1/B+



 Current yield



8.0



7.5



9.125



Fund Specific Information



DWS Funds



Total Shares

Amount



$ Amount of

Purchase



% of Offering

Purchased by



Security

Performance^



Fund

Performance^



Measurement

Date*



January 1



March 31, 2010



$



$



$



$



$



$



$



$



$



$



$



$



 Benchmark vs Spread (basis points)



495



415



576



DWS High Income Trust



210,000



206,976



0.07%



0.57%



0.00%



3/24/2010



$



DWS High Income VIP



205,000



202,048



0.07%



0.57%



0.00%



3/24/2010



$



DWS High Income Fund



1,665,000



1,641,024



0.56%



0.57%



0.00%



3/24/2010



$



DWS Strategic Income VIP



35,000



34,496



0.01%



0.59%



0.00%



3/24/2010



$



DWS Lifecycle Long Range Fund



15,000



14,784



0.01%



0.61%



0.00%



3/24/2010



$



DWS High Income Plus Fund



365,000



359,744



0.12%



0.57%



0.00%



3/24/2010



$



DWS Strategic Income Fund



190,000



187,264



0.06%



0.57%



0.00%



3/24/2010



$



DWS Multi Market Income Trust



250,000



246,400



0.08%



0.57%



0.00%



3/24/2010



$



DWS Strategic Income Trust



65,000



64,064



0.02%



0.56%



0.00%



3/24/2010



$



Total



3,000,000



2,956,800



1.0%



 ^The Security and Fund Performance is
 calculated based on information provided by State Street Bank.



 *If a Fund executed multiple sales of a
security, the final sale date is listed. If
 a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information



Security Purchased



Comparison Security



Comparison Security



 CUSIP



097751AV3



431318AJ3



563571AG3



 Issuer



BOMBARDIER INC



HILCORP ENERGY I/HILCORP



MANITOWOC COMPANY INC



 Underwriters



DB, MS, UBS, BNP, CITI



BCLY, DB, JPM



BAC, DB, JPM



 Years of continuous operation, including predecessors



> 3 years



> 3 years



> 3 years



 Security



BOMB 7.75 2020



HILCRP 8 02/15/40



MTW 9 1/2 02/15/18



 Is the affiliate a manager or co-manager of offering?



Co-Manager



N/A



N/A



 Name of underwriter or dealer from which purchased



N/A



N/A



 Firm commitment underwriting?



Yes



Yes



Yes



 Trade date/Date of Offering



3/15/2010



2/3/2010



2/3/2010



 Total dollar amount of offering sold to QIBs



850,000,000

300,000,000



400,000,000



 Total dollar amount of any concurrent public offering



 -



 -



 -



 Total



850,000,000

300,000,000



400,000,000



 Public offering price



100



98.32



100.



 Price paid if other than public offering price



N/A



N/A



N/A



 Underwriting spread or commission



1.50%



0.02%



0.02%



 Rating



Ba2 /BB+



B2/BB-



Caa1/BB-



 Current yield



1.5



8



9.5



Fund Specific Information



DWS Funds



Total Shares

Amount



$ Amount of

Purchase



% of Offering

Purchased by



Security

Performance^



Fund

Performance^



Measurement

Date*



January 1



March 31, 2010



$



$



$



$



$



$



$



$



$



$



$



$



 Benchmark vs Spread (basis points)



404



455



609



DWS High Income Trust



355,000



355,000



0.04%



4.50%



1.28%



3/31/2010



$



DWS High Income VIP



340,000



340,000



0.04%



4.50%



1.04%



3/31/2010



$



DWS High Income Fund



2,760,000



2,760,000



0.32%



4.50%



1.12%



3/31/2010



$



DWS Strategic Income VIP



55,000



55,000



0.01%



4.50%



0.58%



3/31/2010



$



DWS Lifecycle Long Range Fund



30,000



30,000



0.00%



4.50%



1.06%



3/31/2010



$



DWS High Income Plus Fund



605,000



605,000



0.07%



4.50%



1.26%



3/31/2010



$



DWS Strategic Income Fund



315,000



315,000



0.04%



4.50%



0.47%



3/31/2010



$



DWS Multi Market Income Trust



425,000



425,000



0.05%



4.50%



1.06%



3/31/2010



$



DWS Strategic Income Trust



115,000



115,000



0.01%



4.50%



1.10%



3/31/2010



$



Total



5,000,000



5,000,000



0.59%



 ^The Security and Fund Performance is
calculated based on information provided by State Street Bank.



 *If a Fund executed multiple sales of a
 security, the final sale date is listed.
If a Fund still held the security as of
 the quarter-end, the quarter-end date is listed.
Security Information



Security Purchased



Comparison Security



Comparison Security



 CUSIP



25380WAC0



431318AJ3



563571AG3



 Issuer



DIGICEL GROUP LTD

HILCORP ENERGY I/HILCORP



MANITOWOC COMPANY INC



 Underwriters



CITI, CS, DB, MS



BCLY, DB, JPM



BAC, DB, JPM



 Years of continuous operation, including predecessors



> 3 years



> 3 years



> 3 years



 Security



DLLTD 10.5 2018



HILCRP 8 02/15/44



MTW 9 1/2 02/15/18



 Is the affiliate a manager or co-manager of offering?



Co-Manager



N/A



N/A



 Name of underwriter or dealer from which purchased



N/A



N/A



 Firm commitment underwriting?



Yes



Yes



Yes



 Trade date/Date of Offering



3/16/2010



2/3/2010



2/3/2010



 Total dollar amount of offering sold to QIBs



775,000,000

300,000,000



400,000,000



 Total dollar amount of any concurrent public offering



 -



 -



 -



 Total



775,000,000

300,000,000



400,000,000



 Public offering price



100



98.32



100.



 Price paid if other than public offering price



N/A



N/A



N/A



 Underwriting spread or commission



1.50%



0.02%



0.02%



 Rating



 Caa1/N/A



B2/BB-



Caa1/BB-



 Current yield



10.1



8



9.5



Fund Specific Information



DWS Funds



Total Shares

Amount



$ Amount of

Purchase



% of Offering

Purchased by



Security

Performance^



Fund

Performance^



Measurement

Date*



January 1



March 31, 2010



$



$



$



$



$



$



$



$



$



$



$



$



 Benchmark vs Spread (basis points)



715



455



609



DWS High Income Trust



100,000



100,000



0.01%



3.75%



1.17%



3/31/2010



$



DWS High Income VIP



190,000



190,000



0.02%



3.75%



0.89%



3/31/2010



$



DWS High Income Fund



1,530,000



1,530,000



0.20%



3.75%



1.12%



3/31/2010



$



DWS Strategic Income VIP



100,000



100,000



0.01%



3.75%



0.42%



3/31/2010



$



DWS Lifecycle Long Range Fund



100,000



100,000



0.01%



3.75%



0.35%



3/31/2010



$



DWS High Income Plus Fund



340,000



340,000



0.04%



3.75%



1.11%



3/31/2010



$



DWS Strategic Income Fund



175,000



175,000



0.02%



3.75%



0.26%



3/31/2010



$



DWS Multi Market Income Trust



115,000



115,000



0.01%



3.75%



0.96%



3/31/2010



$



DWS Strategic Income Trust



100,000



100,000



0.01%



3.75%



1.03%



3/31/2010



$



Total



2,750,000



2,750,000



0.35%



 ^The Security and Fund Performance is
calculated based on information provided by State Street Bank.



 *If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information



Security Purchased



Comparison Security



Comparison Security



 CUSIP



78442FEJ3



431318AJ3



563571AG3



 Issuer



SLM CORP



HILCORP ENERGY I/HILCORP



MANITOWOC COMPANY INC



 Underwriters



BAC, BCLY, JPM, CS, DB, RBC,
RBS



BCLY, DB, JPM



BAC, DB, JPM



 Years of continuous operation, including predecessors



> 3 years



> 3 years



> 3 years



 Security



SLMA 8 2020



HILCRP 8 02/15/44



MTW 9 1/2 02/15/18



 Is the affiliate a manager or co-manager of offering?



Co-Manager



N/A



N/A



 Name of underwriter or dealer from which purchased



N/A



N/A



 Firm commitment underwriting?



Yes



Yes



Yes



 Trade date/Date of Offering



3/17/2010



2/3/2010



2/3/2010



 Total dollar amount of offering sold to QIBs



1,500,000,000

300,000,000



400,000,000



 Total dollar amount of any concurrent public offering



 -



 -



 -



 Total



1,500,000,000

300,000,000



400,000,000



 Public offering price



98.32



98.32



100.



 Price paid if other than public offering price



N/A



N/A



N/A



 Underwriting spread or commission



0.25%



0.02%



0.02%



 Rating



Ba1 /BBB-



B2/BB-



Caa1/BB-



 Current yield



8.2



8



9.5



Fund Specific Information



DWS Funds



Total Shares

Amount



$ Amount of

Purchase



% of Offering

Purchased by



Security

Performance^



Fund

Performance^



Measurement

Date*



January 1



March 31, 2010



$



$



$



$



$



$



$



$



$



$



$



$



 Benchmark vs Spread (basis points)



513



455



609



DWS High Income Trust



140,000



137,648



0.01%



-1.34%



0.97%



3/31/2010



$



DWS High Income VIP



135,000



132,732



0.01%



-1.34%



0.74%



3/31/2010



$



DWS High Income Fund



1,105,000



1,086,436



0.07%



-1.34%



0.91%



3/31/2010



$



DWS Strategic Income VIP



25,000



24,580



0.00%



-1.34%



0.33%



3/31/2010



$



DWS Lifecycle Long Range Fund



10,000



9,832



0.00%



-1.34%



-0.01%



3/31/2010



$



DWS High Income Plus Fund



245,000



240,884



0.02%



-1.34%



0.96%



3/31/2010



$



DWS Strategic Income Fund



125,000



122,900



0.01%



-1.34%



0.26%



3/31/2010



$



DWS Multi Market Income Trust



170,000



167,144



0.01%



-1.34%



0.75%



3/31/2010



$



DWS Strategic Income Trust



45,000



44,244



0.00%



-1.34%



0.76%



3/31/2010



$



Total



2,000,000



1,966,400



0.13%



 ^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.



 *If a Fund executed multiple sales
of a security, the final sale date is
listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased

Comparison Security

Comparison Security

CUSIP

50178TAA5

097751AS0

701081AS0

Issuer

LBI ESCROW CORP

BOMBARDIER INC

PARKER DRILLING CO

Underwriters

BAC, BCLY, CITI, CS, DB, JPM, MS

DB, MS, UBS

BAC, RBS, BCLY

Years of continuous operation, including predecessors

> 3 years

> 3 years

> 3 years

Security

LYO 8 2017

BOMB 7 1/2 03/15/20

PKD 9 1/8 04/01/18

Is the affiliate a manager or co-manager of offering?

Co-Manager

N/A

N/A

Name of underwriter or dealer from which purchased

BANK OF AMERICA

N/A

N/A

Firm commitment underwriting?

Yes

Yes

Yes

Trade date/Date of Offering

3/24/2010

3/15/2010

3/11/2010

Total amount of offering sold to QIBs

2,250,000,000

650,000,000

300,000,000

Total amount of any concurrent public offering

0

0

0

Total

2,250,000,000

650,000,000

300,000,000

Public offering price

100.000

98.320

100.000

Price paid if other than public offering price

N/A

N/A

N/A

Underwriting spread or commission

2.25%

0.02%

0.02%

Rating

Ba3e/ N/A

Ba2/BB+

B1/B+

Current yield

7.70

7.50

9.13

Benchmark vs Spread (basis points)

477

415

576

Fund Specific Information

DWS Funds

Total SharesAmount

$ Amount of
Purchase

% of Offering
Purchased by the

Security
Performance^

Fund
Performance^

Measurement
Date*

DWS High Income VIP

360,000

2,535,000$

0.11%

3.75%

0.43%

3/31/2010

DWS High Income Fund

2,535,000

570,000$

0.03%

3.75%

0.80%

3/31/2010

DWS Strategic Income VIP

100,000

360,000$

0.02%

3.75%

0.29%

3/31/2010

DWS Lifecycle Long Range Fund

100,000

100,000$

0.00%

3.75%

0.36%

3/31/2010

DWS High Income Plus Fund

570,000

760,000$

0.03%

3.75%

0.43%

3/31/2010

DWS Strategic Income Fund

830,000

830,000$

0.04%

3.75%

0.21%

3/31/2010

DWS Multi Market Income Trust

760,000

245,000$

0.01%

3.75%

0.46%

3/31/2010

DWS Strategic Income Trust

245,000

100,000$

0.00%

3.75%

0.17%

3/31/2010

Total

5,500,000

5,500,000$

0.24%

^The Security and Fund Performance is
 calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a
 security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information



Security Purchased



Comparison Security



Comparison Security



 CUSIP



35906AAE8



35906AAE8



50178TAA5



690368AH8



 Issuer



NEW COMMUNICATIONS SR NT



Bank of America



OVERSEAS SHIPHLDG GROUP



 Underwriters



BAC, BCLY, CITI, CS, DB, JPM,
MS, RBS



BAC, BCLY, CITI



CITI, HSBC, MS



 Years of continuous operation, including predecessors



> 3 years



> 3 years



> 3 years



 Security



FTR 8.25 2017

LYO 8 11/01/17



OSG 8 1/8 03/30/18



 Is the affiliate a manager or co-manager of offering?



Co-Manager



N/A



N/A



 Name of underwriter or dealer from which purchased



N/A



N/A



 Firm commitment underwriting?



Yes



Yes



Yes



 Trade date/Date of Offering



3/30/2010



3/24/2010



3/24/2010



 Total dollar amount of offering sold to QIBs



1,100,000,000



2,250,000,000



300,000,000



 Total dollar amount of any concurrent public offering



 -



 -



 -



 Total



1,100,000,000



2,250,000,000



300,000,000



 Public offering price



100



100.



98.56



 Price paid if other than public offering price



N/A



N/A



N/A



 Underwriting spread or commission



2.00%



7.74%



1.75%



 Rating



Ba2 /BB



Ba3e/N/A



Ba3/BB-



 Current yield



8.25



9.25



8.024691



Fund Specific Information



DWS Funds



Total Shares

Amount



$ Amount of

Purchase



% of Offering

Purchased by



Security

Performance^



Fund

Performance^



Measurement

Date*



January 1



March 31, 2010



$



$



$



$



$



$



$



$



$



$



$



$



 Benchmark vs Spread (basis points)



771



477



495



DWS High Income Trust



409,388



409,388



100.00%



1.75%



0.00%



3/31/2010



$



DWS High Income VIP



399,306



399,306



100.00%



1.75%



0.00%



3/31/2010



$



DWS High Income Fund



3,204,288



3,204,288



100.00%



1.75%



0.00%



3/31/2010



$



DWS Strategic Income VIP



70,731



70,731



100.00%



1.75%



0.00%



3/31/2010



$



DWS Lifecycle Long Range Fund



35,406



35,406



100.00%



1.75%



-0.11%



3/31/2010



$



DWS High Income Plus Fund



712,638



712,638



100.00%



1.75%



0.50%



3/31/2010



$



DWS Strategic Income Fund



379,063



379,063



100.00%



1.75%



-0.21%



3/31/2010



$



DWS Multi Market Income Trust



505,444



505,444



100.00%



1.75%



0.00%



3/31/2010



$



DWS Strategic Income Trust



136,463



136,463



100.00%



1.75%



0.08%



3/31/2010



$



Total



5,852,726



5,852,726



182.65%



 ^The Security and Fund Performance
is calculated based on information
 provided by State Street Bank.



 *If a Fund executed multiple sales
 of a security, the final sale date is
listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information



Security Purchased



Comparison Security



Comparison Security



 CUSIP



19190AAA5



097751AS0



701081AS0



 Issuer



COFFEYVILLE RESOURCES LLC



BOMBARDIER INC



PARKER DRILLING CO



 Underwriters



 CS, DB, GS, RBS

DB, MS, UBS



BAC, RBS, BCLY



 Years of continuous operation, including predecessors



> 3 years



> 3 years



> 3 years



 Security



CFVRES 9 2015

BOMB 7 1/2 03/15/20



PKD 9 1/8 04/01/18



 Is the affiliate a manager or co-manager of offering?



Co-Manager



N/A



N/A



 Name of underwriter or dealer from which purchased



N/A



N/A



 Firm commitment underwriting?



Yes



Yes



Yes



 Trade date/Date of Offering



3/25/2010



3/15/2010



3/11/2010



 Total dollar amount of offering sold to QIBs



275,000,000

650,000,000



300,000,000



 Total dollar amount of any concurrent public offering



 -



 -



 -



 Total



275,000,000

650,000,000



300,000,000



 Public offering price



99.51



98.32



100.



 Price paid if other than public offering price



N/A



N/A



N/A



 Underwriting spread or commission



2.00%



0.02%



0.02%



 Rating



Ba3 /BB-



Ba2/BB+



B1/B+



 Current yield



8.9



7.5



9.125



Fund Specific Information



DWS Funds



Total Shares

Amount



$ Amount of

Purchase



% of Offering

Purchased by



Security

Performance^



Fund

Performance^



Measurement

Date*



January 1



March 31, 2010



$



$



$



$



$



$



$



$



$



$



$



$



 Benchmark vs Spread (basis points)



651



415



576



DWS High Income Trust



70,000



69,657



0.03%



2.25%



0.32%



3/31/2010



$



DWS High Income VIP



70,000



69,657



0.03%



2.25%



0.15%



3/31/2010



$



DWS High Income Fund



545,000



542,330



0.20%



2.25%



0.43%



3/31/2010



$



DWS Strategic Income VIP



10,000



9,951



0.00%



2.25%



0.17%



3/31/2010



$



DWS Lifecycle Long Range Fund



10,000



9,951



0.00%



2.25%



0.60%



3/31/2010



$



DWS High Income Plus Fund



120,000



119,412



0.04%



2.25%



0.80%



3/31/2010



$



DWS Strategic Income Fund



65,000



64,682



0.02%



2.25%



0.00%



3/31/2010



$



DWS Multi Market Income Trust



85,000



84,584



0.03%



2.25%



0.32%



3/31/2010



$



DWS Strategic Income Trust



25,000



24,878



0.01%



2.25%



0.30%



3/31/2010



$



Total



1,000,000



995,110



0.36%



 ^The Security and Fund Performance is
 calculated based on information provided by State Street Bank.



 *If a Fund executed multiple sales of a
security, the final sale date is listed. If
 a Fund still held the security as of the quarter-end, the quarter-end date is listed.